Exhibit 99.3


                              Attachment to Form 4


                             JOINT FILER INFORMATION


Name and Address:                                    Third Point Partners L.P.
                                                     c/o Third Point LLC
                                                     390 Park Avenue
                                                     New York, New York  10022


Date of Earliest Transaction Required
    to be Reported                                   08/12/08
Issuer and Ticker Symbol:                            Baseline Oil & Gas Corp.
                                                     (BOGA)
Relationship to Issuer:                              10% Owner (3)
Designated Filer:                                    Third Point LLC


TABLE I INFORMATION


Title of Security:                                   Common Stock, par value
                                                     $0.001 per share
Transaction Date:                                    08/12/08
Transaction Code:                                    S
Amount of Securities:                                4,725,318
Securities Acquired (A) or Disposed of (D):          D
Price:                                               $0.3975
Amount of Securities Beneficially Owned
    Following Reported Transactions:                 25,323,505 (3)
Ownership Form:                                      D (3)
Nature of Indirect Beneficial Ownership              n/a


Title of Security:                                   Common Stock, par value
                                                     $0.001 per share
Transaction Date:                                    08/12/08
Transaction Code:                                    J
Amount of Securities:                                14,925,320
Securities Acquired (A) or Disposed of (D):          A
Price:                                               $0.4033 (2)
Amount of Securities Beneficially Owned
    Following Reported Transactions:                 40,248,825 (3)
Ownership Form:                                      D (3)
Nature of Indirect Beneficial Ownership              n/a


Title of Security:                                   Common Stock, par value
                                                     $0.001 per share
Transaction Date:                                    08/12/08
Transaction Code:                                    J
Amount of Securities:                                2,319,222
Securities Acquired (A) or Disposed of (D):          A
Price:                                               $0.5229 (2)
Amount of Securities Beneficially Owned
    Following Reported Transactions:                 42,568,047 (3)
Ownership Form:                                      D (3)
Nature of Indirect Beneficial Ownership              n/a

TABLE II INFORMATION


Title of Derivative Security:                        Equity Swap
                                                     (obligation to sell)
Conversion or Exercise Price of
    Derivative Security                              $0.4025 (4)
Transaction Date:                                    08/12/08
Transaction Code:                                    S/K (4)
Number of Derivative Securities Disposed of (D):     1
Date Exercisable                                     08/31/2011
Expiration Date:                                     08/31/2011
Title of Underlying Securities:                      Common Stock
Amount of Underlying Securities:                     27,874,970
Price of Derivative Security:                        (4)
Number of Derivative Securities Beneficially
    Owned Following Reported Transactions            1
Ownership Form of Derivative Security:               D (3)
Nature of Indirect Beneficial Ownership:             n/a


Title of Derivative Security:                        Equity Swap (right to sell)
Conversion or Exercise Price of
    Derivative Security                              $0.3225 (4)
Transaction Date:                                    08/12/08
Transaction Code:                                    P/K (4)
Number of Derivative Securities Acquired (A):        1
Date Exercisable                                     08/31/2011
Expiration Date:                                     08/31/2011
Title of Underlying Securities:                      Common Stock
Amount of Underlying Securities:                     27,874,970
Price of Derivative Security:                        (4)
Number of Derivative Securities Beneficially
    Owned Following Reported Transactions            1
Ownership Form of Derivative Security:               D (3)
Nature of Indirect Beneficial Ownership:             n/a


Title of Derivative Security:                        Equity Swap
                                                     (obligation to sell)
Conversion or Exercise Price of
    Derivative Security                              $0.4025 (5)
Transaction Date:                                    08/12/08
Transaction Code:                                    S/K (5)
Number of Derivative Securities Disposed of (D):     1
Date Exercisable                                     08/31/2011
Expiration Date:                                     08/31/2011
Title of Underlying Securities:                      Common Stock
Amount of Underlying Securities:                     6,280,658
Price of Derivative Security:                        (5)
Number of Derivative Securities Beneficially
    Owned Following Reported Transactions            2
Ownership Form of Derivative Security:               D (3)
Nature of Indirect Beneficial Ownership:             n/a

Title of Derivative Security:                        Equity Swap (right to sell)
Conversion or Exercise Price of
    Derivative Security                              $0.3225 (5)
Transaction Date:                                    08/12/08
Transaction Code:                                    P/K (5)
Number of Derivative Securities Acquired (A):        1
Date Exercisable                                     08/31/2011
Expiration Date:                                     08/31/2011
Title of Underlying Securities:                      Common Stock
Amount of Underlying Securities:                     6,280,658
Price of Derivative Security:                        (5)
Number of Derivative Securities Beneficially
    Owned Following Reported Transactions            2
Ownership Form of Derivative Security:               D (3)
Nature of Indirect Beneficial Ownership:             n/a